UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported);               November 17, 2004

Berkshire Income Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (617) 523-7722

                                                             (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2004 (the “Form 8-K”), to amend Item 9.01 therein as provided herein.

At the time of filing of the Form 8-K by the Registrant disclosing the acquisition of the outstanding limited and general partnership interests of the Arrowhead Apartments Associates Limited Partnership (“Arrowhead”) of Palatine, Illinois, and the Moorings Apartments Associates Limited Partnership (“Moorings”) of Roselle, Illinois, from Capital Realty Investors-II Limited Partnership (“CRI-II”), the financial statements of the acquired partnerships were not available. The Registrant indicated that it would file the necessary financial information within seventy-one days after the date that the Form 8-K had to be filed, or no later than February 2, 2005.

Concurrently in the Form 8-K, the Registrant stated that the acquisitions of partnership interests in Blackburn Limited Partnership and Second Blackburn Limited Partnership (collectively, “Blackburn”), which were to be acquired pursuant to previously-entered into Purchase and Sale Agreements, were expected to be consummated in December 2004. The Registrant provided this information as Arrowhead, Moorings and Blackburn were related businesses and under the common control by affiliates of CRI-II and the acquisitions of the partnerships interests in such partnerships were originally intended to be consummated contemporaneously. The acquisitions of the partnership interests in Blackburn consummated on December 29, 2004 and, in accordance with applicable SEC rules, the necessary financial information relating to such partnerships is required to be filed no later than March 16, 2005.

Upon further review of the requirements of Rules 3-05 and 3-14 of Regulation S-X promulgated by the SEC and Item 9.01 of Form 8-K, the Registrant has determined that the financial information of the four partnerships acquired from CRI-II should be reported on a combined basis. Therefore, no later than March 16, 2005 the Registrant intends to file by amendment to the Form 8-K (the “Blackburn Form 8-K”) filed by the Registrant on January 4, 2005 with respect to the acquisitions of the partnership interests in Blackburn the financial information related to Arrowhead and Moorings , as part of the combined group of the four partnerships acquired from CRI-II.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements of Arrowhead and Moorings will be filed on a combined basis with Blackburn by amendment to the Blackburn Form 8-K no later than March 16, 2005.

(b) Pro Forma Financial Information

Pro forma financial information of the Registrant reflecting the combined partnerships acquired from CRI-II will be filed by amendment to the Blackburn Form 8-K no later than March 16, 2005.

(c)  Exhibits.

Exhibit 10.1	Purchase and Sale Agreement dated September 14, 2004, related to Arrowhead Apartments Associates Limited Partnership, between Capital Realty Investors-II Limited Partnership, C.R.H.C., Incorporated, BIR/ERI LP Arrowhead, L.L.C. and BIR/ERI GP Arrowhead, L.L.C. *

Exhibit 10.2	Purchase and Sale Agreement dated September 14, 2004, related to Moorings Apartments Associates Limited Partnership, between Capital Realty Investors-II Limited Partnership, C.R.H.C., Incorporated, BIR/ERI LP The Moorings, L.L.C. and BIR/ERI GP The Moorings, L.L.C. *

*Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY, INC.

February 1, 2005	/s/ David C. Quade
David C. Quade
President and Chief Financial Officer